SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported): May 7, 2004
         --------------------------------------------------------------
                         Commission File No.: 000-50274



                            FUSA CAPITAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                       88-0472860
--------------------------------------------------------------------------------
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)

                       2501 E. Commercial Blvd., Suite 212
                            Ft. Lauderdale, FL 33308
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (305)-667-5540
                            ------------------------
                            (Issuer telephone number)


                        GALAXY CHAMPIONSHIP WRESTLING INC
                   -------------------------------------------
                   (Former name, if changed since last report)

          7341 W. Charleston Boulevard, Suite 140, Las Vegas, NV 89117
          ------------------------------------------------------------
                 (Former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On May 7th, 2004, the shareholders of Registrant, by unanimous written consent, voted to amend Registrant's Articles of Incorporation to (i) change the name of Registrant from "Galaxy Championship Wrestling, Inc." to "FUSA CAPITAL CORPORATION" The Certificate of Amendment was filed with the Nevada Secretary of State on June 17, 2004.

On June 7th, 2004, the shareholders of Registrant, by unanimous written consent, voted to amend Registrant's Articles of Incorporation to (i) The aggregate number of shares which the corporation shall have authority to issue shall consist of 500,000,000 shares of Common Stock having a $.0001 par value, and 5,000,000 shares of Preferred Stock having a $.0001 par value.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

On May 7th 2004 the Corporation accepted the resignations of Grady Johnson as Secretary, Treasurer and Director and Jerome Jolly as President and Director, "without disagreements or conflicts", and appoints Maria C. Maz, as sole officer and director of the Corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits: The exhibits listed below are attached and filed as part of this report:

 Exhibits         Description
 --------         --------------
   2.1            Certificate of Amendment


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                  FUSA CAPITAL CORPORATION

                                                  By:  /s/ Maria C. Maz
June 28, 2004                                    ----------------------------
                                                           Maria C. Maz
                                                           President/Director

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